SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     _________________________

                             FORM 8-K

                          CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

                     _________________________


  Date of Report (date of earliest event reported):  JULY 12, 2002



                        PSB HOLDINGS, INC.

      (Exact name of registrant as specified in its charter)



      WISCONSIN              0-26480               39-1804877
     (State or other     (Commission File         (IRS Employer
     jurisdiction of          Number)             Identification
     incorporation)                               Number)


                      1905 W. STEWART AVENUE
                         WAUSAU, WI 54401

   (Address of principal executive offices, including Zip Code)

                          (715) 842-2191
        Registrant's telephone number, including area code



             INFORMATION TO BE INCLUDED IN THE REPORT


 ITEM 5.OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On July 12, 2002, PSB Holdings, Inc. reported net earnings of $1,024,000, or $1.22 per share, for the second quarter ended June 30, 2002, as compared to net earnings of $839,000, or $1.00 per share, for the first quarter ended June 30, 2001.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C) EXHIBITS.

 99.1  Press release dated July 12, 2002


 ITEM 9.  REGULATION FD DISCLOSURE

     On July 12, 2002, PSB Holdings, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


                                 SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PSB HOLDINGS, INC.


 Date:  July 18, 2002           By: SCOTT M. CATTANACH
                                    Scott M. Cattanach
                                    Treasurer
                                  -2-
                            EXHIBIT INDEX
                                 TO
                              FORM 8-K
                                 OF
                         PSB HOLDINGS, INC.
                         DATED JULY 12, 2002
             Pursuant to Section 102(d) of Regulation S-T
                      (17 C.F.R. Section 232.102(d))



 99.1  PRESS RELEASE DATED JULY 12, 2002
                                  -3-